                                     HARRIS
                                INSIGHT(R) FUNDS

                             MAY 1, 1998 PROSPECTUS
                          PROSPECTUS BEGINS ON PAGE 1.

                               MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                   Harris Insight Tax-Exempt Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Government Money Market Fund

                                     [LOGO]
                                     HARRIS
                                INSIGHT(R) FUNDS

                     POWERFUL INSIGHT. SOLID INVESTMENTS.(SM)

                             HARRIS INSIGHT(R) FUNDS
    60 STATE STREET, SUITE 1300 - BOSTON, MASSACHUSETTS 02109 - 800.982.8782

                              INSTITUTIONAL SHARES

                   Harris Insight Tax-Exempt Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Government Money Market Fund

This Prospectus offers Institutional shares ("Institutional Shares") of Harris Insight Tax-Exempt Money Market Fund, Harris Insight Money Market Fund and Harris Insight Government Money Market Fund (collectively, the "Funds"). The Funds are money market portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), which is registered as an open-end management investment company (a mutual fund). The investment objective of each Fund is to provide investors with as high a level of current income (which, in the case of the Tax-Exempt Money Market Fund, is exempt from Federal income taxes) as is consistent with its investment policies and the preservation of capital and liquidity.

      HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND invests primarily in high-quality, short-term municipal obligations.

      HARRIS INSIGHT MONEY MARKET FUND invests in a broad range of short-term money market instruments.

      HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND invests exclusively in short-term U.S. Government Securities and repurchase agreements backed by those securities.

The Funds, together with the other investment portfolios of the Company and Harris Insight Funds Trust, are known as the Harris Insight Funds. The Harris Insight Funds are advised by Harris Trust and Savings Bank.

Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.

To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated May 1, 1998 (the "SAI") simply by calling 800.982.8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http:/www.sec.gov) that contains the SAI and other information regarding the Funds.


THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   MAY 1, 1998

                                TABLE OF CONTENTS

FUND SUMMARY                                                     PAGE  3

EXPENSE INFORMATION                                              PAGE  5

FINANCIAL HIGHLIGHTS                                             PAGE  8

INVESTMENT OBJECTIVES AND POLICIES                               PAGE 12

ADDITIONAL INVESTMENT INFORMATION                                PAGE 16

MANAGEMENT                                                       PAGE 19

HOW TO BUY SHARES                                                PAGE 23

HOW TO SELL SHARES                                               PAGE 26

SHAREHOLDER SERVICES AND POLICIES                                PAGE 28

HOW THE FUNDS MAKE DISTRIBUTIONS
TO SHAREHOLDERS; TAX INFORMATION                                 PAGE 30

GENERAL INFORMATION                                              PAGE 32

APPENDIX A: PERMITTED INVESTMENTS                                PAGE 36


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Company. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

                                  FUND SUMMARY

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED
                   INFORMATION CONTAINED IN THIS PROSPECTUS.

WHO MANAGES EACH FUND'S INVESTMENTS?

Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of December 31, 1997, assets under management totaled approximately $16.4 billion.

Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds except for the Tax-Exempt Money Market Fund. As of December 31, 1997, HIM had a staff of 60, including 33 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $10.7 billion.

Each of Harris Trust and HIM is sometimes referred to as an "investment adviser." Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.

WHAT ADVANTAGES DO THE FUNDS OFFER?

An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

Dividends from each of the Funds are declared daily and paid monthly. See HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION.

HOW ARE SHARES BOUGHT AND SOLD?

Institutional shares are offered primarily to institutional investors without a sales charge. Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. There is no minimum initial or subsequent investment. See HOW TO BUY SHARES and HOW TO SELL SHARES.

WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

There can be no assurance that any Fund will achieve its investment objective nor can there be any assurance that the Funds will be able to maintain a stable net asset value.

The amount of income earned by each Fund will tend to vary with changes in prevailing interest rates. All investments by the Funds entail some risk. Certain investments and investment techniques entail additional risks, such as investments in foreign issuers. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.

                               EXPENSE INFORMATION

       THE FOLLOWING TABLE ILLUSTRATES INFORMATION CONCERNING SHAREHOLDER
           TRANSACTION EXPENSES AND ANNUAL FUND OPERATING EXPENSES FOR
        INSTITUTIONAL SHARES OF THE FUNDS. ANNUAL OPERATING EXPENSES ARE
      FACTORED INTO EACH FUND'S SHARE PRICE AND ARE NOT CHARGED DIRECTLY TO
      SHAREHOLDER ACCOUNTS. THERE ARE NO TRANSACTION CHARGES IN CONNECTION
            WITH PURCHASES, REDEMPTIONS OR EXCHANGES OF FUND SHARES.
       NO FUND HAS ADOPTED A RULE 12b-1 PLAN WITH RESPECT TO INSTITUTIONAL
         SHARES AND, ACCORDINGLY, NO FUND INCURS DISTRIBUTION EXPENSES
                      WITH RESPECT TO INSTITUTIONAL SHARES.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)*

                                TAX-EXEMPT       MONEY            GOVERNMENT
                                MONEY MARKET     MARKET           MONEY MARKET
                                FUND             FUND             FUND
Advisory Fees                   0.11%            0.10%            0.11%
Rule 12b-1 Fees                 None             None             None
Other Expenses                  0.14             0.11             0.12
                                ----             ----             ----
Total Fund Operating
Expenses                        0.25             0.21             0.23
                                ----             ----             ----

*The amounts for expenses are based on amounts incurred during the Funds' most recent fiscal years. Without fee waivers or expense reimbursements, other expenses and total operating expenses would be 0.15% and 0.26% for the Tax-Exempt Money Market Fund, 0.16% and 0.26% for the Money Market Fund, and 0.17% and 0.28% for the Government Money Market Fund.

Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

                                     EXAMPLE

      THE TABLE BELOW SHOWS WHAT YOU WOULD PAY IF YOU INVESTED $1,000 OVER
        THE TIME FRAMES INDICATED. THE EXAMPLE ASSUMES YOU REINVESTED ALL
              DIVIDENDS AND THAT THE AVERAGE ANNUAL RETURN WAS 5%.

                                      ONE            THREE         FIVE            TEN
                                      YEAR           YEARS         YEARS          YEARS
Tax-Exempt Money Market Fund            $3            $8            $14            $32
Money Market Fund                        2             6             11             26
Government Money Market Fund             2             7             12             28
                                        --            --            ---            ---

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.

                  This page has been intentionally left blank.

                              FINANCIAL HIGHLIGHTS

       THE FINANCIAL HIGHLIGHTS ON THE FOLLOWING PAGES REPRESENT SELECTED DATA FOR A SINGLE INSTITUTIONAL SHARE OF EACH FUND OUTSTANDING FOR THE
       PERIODS SHOWN. THIS INFORMATION HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS.
     THE FUNDS' FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997, AND INDEPENDENT ACCOUNTANTS' REPORTS THEREON ARE INCLUDED IN THE FUNDS'
      ANNUAL REPORT AND ARE INCORPORATED BY REFERENCE INTO (ARE LEGALLY A PART OF) THE FUNDS' SAI. THESE FINANCIAL HIGHLIGHTS SHOULD BE READ IN
                   CONJUNCTION WITH THE FINANCIAL STATEMENTS.

                          TAX-EXEMPT MONEY MARKET FUND

                                                                                                                         FOR THE
                                                YEAR                  YEAR                   YEAR                       PERIOD
                                                ENDED                 ENDED                  ENDED                   01/05/94(4)
                                              12/31/97               12/31/96               12/31/95                 TO 12/31/94
Net Asset Value, Beginning of Period        $       1.00           $       1.00          $       1.00               $       1.00
                                            ------------           ------------          ------------               ------------

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                              0.034                  0.031                 0.035                      0.025
Realized Loss on Investments                          --                     --                    --                         --
                                            ------------           ------------          ------------               ------------
Total from Investment Operations                   0.034                  0.031                 0.035                      0.025
                                            ------------           ------------          ------------               ------------
LESS DISTRIBUTIONS:
Net Investment Income                             (0.034)                (0.031)               (0.035)                    (0.025)
Total Distributions                               (0.034)                (0.031)               (0.035)                    (0.025)
                                            ------------           ------------          ------------               ------------
CAPITAL CONTRIBUTION                                  --                     --                    --                         --
                                            ------------           ------------          ------------               ------------
Net Asset Value, End of Period              $       1.00           $       1.00          $       1.00               $       1.00
                                            ============           ============          ============               ============
TOTAL RETURN                                        3.47%                  3.19%                 3.60%                      2.56%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                 497,986                388,404               212,146                    237,100
Ratios of Expenses to Average
   Net Assets(1)                                    0.25%                  0.29%                 0.29%                      0.28%(2)
Ratio of Net Investment Income to
   Average Net Assets                               3.41%                  3.14%                  3.52%                     2.99%(2)

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995 and the period ended December 31, 1994 for the Tax-Exempt Money Market Fund would have been 0.26%, 0.29%, 0.29%, and 0.30% (annualized), respectively.

(2) Annualized.

(3) Total returns for periods less than one year are not annualized.

(4) Date commenced operations.

                           FINANCIAL HIGHLIGHTS CONT.


                                MONEY MARKET FUND

                                                                                                                  FOR THE
                                                 YEAR                     YEAR                   YEAR              PERIOD
                                                ENDED                     ENDED                  ENDED           01/05/94(4)
                                               12/31/97                 12/31/96               12/31/95          TO 12/31/94
                                            --------------          --------------        --------------       --------------
Net Asset Value, Beginning of Period        $         1.00          $         1.00        $         1.00       $         1.00
                                            --------------          --------------        --------------       --------------

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                0.055                   0.052                 0.057                0.039
Realized Loss on Investments                        (0.001)                     --                    --                   --
                                            --------------          --------------        --------------       --------------
Total from Investment Operations                     0.054                   0.052                 0.057                0.039
                                            --------------          --------------        --------------       --------------

LESS DISTRIBUTIONS:
Net Investment Income                               (0.055)                 (0.052)               (0.057)              (0.039)
Total Distributions                                 (0.055)                 (0.052)               (0.057)              (0.039)
                                            --------------          --------------        --------------       --------------

CAPITAL CONTRIBUTION                                 0.001                      --                    --                   --
                                            --------------          --------------        --------------       --------------
Net Asset Value, End of Period              $         1.00          $         1.00        $         1.00       $         1.00
                                            ==============          ==============        ==============       ==============

TOTAL RETURN                                          5.66%                   5.38%                 5.86%                4.08%(3)


RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                 1,028,091                 369,417                98,837               31,990
Ratios of Expenses to Average
   Net Assets(1)                                      0.21%                   0.27%                 0.29%                0.29%(2)
Ratio of Net Investment Income to
   Average Net Assets                                 5.54%                   5.23%                 5.69%                4.79%(2)

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995 and the period ended December 31, 1994 for the Money Market Fund would have been 0.26%, 0.28%, 0.30% and 0.30% (annualized), respectively, and for the Government Money Market Fund would have been 0.28%, 0.32%, 0.32% and 0.31% (annualized), respectively.

(2) Annualized.

(3) Total returns for periods less than one year are not annualized.

(4) Date commenced operations.

                          GOVERNMENT MONEY MARKET FUND

                                                                                                                    FOR THE
                                                 YEAR                    YEAR                   YEAR                  PERIOD
                                                 ENDED                   ENDED                  ENDED              01/05/94(4)
                                               12/31/97                12/31/96               12/31/95             TO 12/31/94
                                              -----------            -----------            -----------            -----------
Net Asset Value, Beginning of Period          $      1.00            $      1.00            $      1.00            $      1.00
                                              -----------            -----------            -----------            -----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                               0.053                  0.051                  0.056                  0.028
Realized Loss on Investments                           --                     --                     --                     --
                                              -----------            -----------            -----------            -----------
Total from Investment Operations                    0.053                  0.051                  0.056                  0.028
                                              -----------            -----------            -----------            -----------

LESS DISTRIBUTIONS:
Net Investment Income                              (0.053)                (0.051)                (0.056)                (0.028)
Total Distributions                                (0.053)                (0.051)                (0.056)                (0.028)
                                              -----------            -----------            -----------            -----------

CAPITAL CONTRIBUTION                                   --                     --                     --                     --
                                              -----------            -----------            -----------            -----------
Net Asset Value, End of Period                $      1.00            $      1.00            $      1.00            $      1.00
                                              ===========            ===========            ===========            ===========

TOTAL RETURN                                         5.48%                  5.24%                  5.79%                  2.82%(3)


RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)                   63,970                 37,169                 18,367                  9,617
Ratios of Expenses to Average
   Net Assets(1)                                     0.23%                  0.31%                  0.31%                  0.29%(2)
Ratio of Net Investment Income to
   Average Net Assets                                5.36%                  5.12%                  5.62%                  4.52%(2)

                        INVESTMENT OBJECTIVES & POLICIES


    THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ARE SET FORTH BELOW.
        INVESTMENTS THAT MAY BE MADE BY ALL OF THE FUNDS ARE LISTED UNDER
      ADDITIONAL INVESTMENT INFORMATION. FOR A FURTHER DESCRIPTION OF EACH
          FUND'S INVESTMENTS AND INVESTMENT TECHNIQUES, SEE ADDITIONAL
    INVESTMENT INFORMATION, APPENDIX A: PERMITTED INVESTMENTS ("APPENDIX A")
       AND THE SAI. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
      VALUE. AS USED THROUGHOUT THIS PROSPECTUS, THE TERM "U.S. GOVERNMENT SECURITIES" MEANS OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT,
           ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.


TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income that is exempt from Federal income tax as is consistent with its investment policies and with preservation of capital and liquidity.

INVESTMENT POLICIES. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests primarily in high-quality municipal obligations. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. For a more detailed description of these securities, see Appendix
A. Except for temporary investments in taxable obligations described below, the Fund will invest only in municipal obligations that are exempt from Federal income tax in the opinion of bond counsel.

The Fund will not purchase a security (other than a U.S. Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's")) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

Under ordinary market conditions, the Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from Federal income tax and not subject to the alternative minimum tax. The Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the investment adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in securities whose interest income is subject to taxation.

From time to time, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

MONEY MARKET FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

INVESTMENT POLICIES. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests in a broad range of short-term money market instruments, including U.S. Government Securities and bank and commercial obligations. The commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

The Fund will not purchase a security (other than U.S. Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as S&P or Moody's) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities in the second highest rating category. Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

The Fund also may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. See Investment Objectives and Policies -- Tax-Exempt Money Market Fund.

GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

INVESTMENT POLICIES. The Fund invests only in high quality, short-term money market instruments that are determined by the investment adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests exclusively in U.S. Government Securities and repurchase agreements backed by those securities. For a more detailed description of these securities, see Appendix A.

The Fund invests only in securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

The Fund invests in obligations of U.S. Government agencies and instrumentalities only when the investment adviser is satisfied that the credit risk with respect to the issuer is minimal.

                        ADDITIONAL INVESTMENT INFORMATION


          UNLESS OTHERWISE NOTED, EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF
     DIRECTORS OF THE COMPANY WITHOUT APPROVAL BY THE FUND'S SHAREHOLDERS. INVESTMENT POLICIES THAT ARE DESIGNATED AS FUNDAMENTAL MAY BE CHANGED
   ONLY WITH APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING
      VOTING SECURITIES. A MAJORITY OF OUTSTANDING VOTING SECURITIES MEANS THE LESSER OF 67% OF THE SHARES PRESENT OR REPRESENTED AT A SHAREHOLDERS MEETING AT WHICH THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED, OR MORE THAN 50% OF THE OUTSTANDING SHARES.


Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/ variable rate obligations, as well as commercial paper and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. In addition, each Fund may enter into repurchase agreements.

RATING MATTERS. Each Fund may purchase debt obligations that are not rated if, in the opinion of the investment adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization ("NRSRO") for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI. A Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.

PORTFOLIO TRANSACTIONS. The investment advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when the investment adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders of securities on behalf of each of the Funds may be combined with those of other accounts that the investment adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the investment adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the investment adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.

The Company, the Adviser, the Portfolio Management Agent and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.

DIVERSIFICATION. Each Fund is diversified as that term is defined in the 1940 Act. As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than the Money Market Fund and the Government Money Market Fund) may be invested without regard to this limitation. Notwithstanding this policy, each of the Money Market Fund and the Government Money Market Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.

CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, as an immediate result of the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments.

Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in securities that are considered illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Company's Board of Directors). See Appendix A.

BORROWING. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its total net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's total net assets (but investments may not be purchased while any aggregate borrowings in excess of 5% exists).

                                   MANAGEMENT



DIRECTORS

The Company is managed under the direction of its governing Board of Directors. Each individual listed below is a member of the Board of Directors. The principal occupation of each individual is also listed below.

C. GARY GERST

Chairman of the Board of Directors and Board of Trustees; and Chairman Emeritus, LaSalle Partners, Ltd. (real estate investment management and consulting).

EDGAR R. FIEDLER

Senior Fellow and Economic Counsellor, The Conference Board; Director, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, and Scudder Pathway Series.

JOHN W. MCCARTER, JR.

President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Director, LaSalle Partners Funds, Inc.; Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm); Director, W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH

Consultant; Director, La Rabida Children's Hospital; Chairman, La Rabida Children's Foundation; Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.

INVESTMENT ADVISER

Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1997, Harris Trust had total assets under management of approximately $16.4 billion and was the largest of 26 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.

As of December 31, 1997, Harris Trust managed more than $12.8 billion in discretionary personal trust assets, and administered more than $17 billion in non-discretionary trust assets.

With respect to the Tax-Exempt Money Market Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the annual rate of 0.14% of each Fund's first $100 million of net assets plus 0.10% of the Fund's remaining net assets.

PORTFOLIO MANAGEMENT AGENT

Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except for the Tax-Exempt Money Market Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of December 31, 1997, HIM managed an estimated $10.7 billion in assets.

PORTFOLIO MANAGEMENT

TAX-EXEMPT MONEY MARKET FUND - Kathleen A. Bramlage. Ms. Bramlage joined Harris Trust in 1993 and serves as Principal and Portfolio Manager. She has served as portfolio manager of the Fund since August 1993. She has 15 years of experience managing fixed-income funds. Prior to joining Harris Trust, she served as portfolio manager for a bank proprietary mutual fund complex.

MONEY MARKET FUND - Randall T. Royther. Mr. Royther joined Harris Trust in 1990 and serves as Partner and Portfolio Manager. Mr. Royther has served as portfolio manager of the Fund since June 1995 and has nine years of investment experience.

GOVERNMENT MONEY MARKET FUND - Randall T. Royther. Mr. Royther has served as portfolio manager of the Fund since June 1995. For a description of Mr. Royther, see Money Market Fund above.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services.

PNC Bank, N.A. (the "Custodian") serves as Custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and Harris Insight Funds Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.

DISTRIBUTOR

Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Company and the Distributor and approved by the Board of Directors of the Company.

EXPENSES

Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to only Class A Shares); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan with respect to only Class A Shares), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' Custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Board of Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Company are allocated among the Funds and the other investment portfolios of the Company in an equitable manner as determined by the Board of Directors.

                                HOW TO BUY SHARES

          INSTITUTIONAL SHARES ARE SOLD TO FIDUCIARY AND DISCRETIONARY ACCOUNTS OF INSTITUTIONS, "INSTITUTIONAL INVESTORS," DIRECTORS, OFFICERS
       AND EMPLOYEES OF THE COMPANY, THE ADVISER, THE PORTFOLIO MANAGEMENT AGENT, AND THE DISTRIBUTOR AND THE ADVISER'S INVESTMENT ADVISORY CLIENTS.
  "INSTITUTIONAL INVESTORS" MAY INCLUDE FINANCIAL INSTITUTIONS (SUCH AS BANKS,
    SAVINGS INSTITUTIONS AND CREDIT UNIONS); PENSION AND PROFIT SHARING AND
       EMPLOYEE BENEFIT PLANS AND TRUSTS; INSURANCE COMPANIES; INVESTMENT
      COMPANIES; INVESTMENT ADVISERS; AND BROKER/DEALERS ACTING FOR THEIR
        OWN ACCOUNTS OR FOR THE ACCOUNTS OF SUCH INSTITUTIONAL INVESTORS.


OPENING AN ACCOUNT. To open an account, complete and sign an application for Institutional Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS")). Investments received without a certified taxpayer identification number may be returned.

If you are opening an account through a financial institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES -- THROUGH FINANCIAL INSTITUTIONS BELOW.

BUYING SHARES. No Fund imposes any minimum initial or subsequent investment with respect to Institutional Shares. Shares may be purchased by any of the following three methods:

1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:

      Harris Insight Funds
      c/o PFPC Inc.
      P.O. Box 8952
      Wilmington, Delaware
      19899-8952

2. BY BANK WIRE. Call the Funds at 800.625.7073 to initiate your purchase. Then wire your investment to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania
      ABA #0310-0005-3

      For Credit to:
          Harris Insight Funds
          85-5093-2950
      Re: [Name of Fund] - Institutional Shares
      Account No.:
      Account Name:

If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.

3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service agents with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions"), on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.

Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce your yield or return. Please read this Prospectus in connection with any information received from your Institution.

GENERAL PURCHASE INFORMATION

The Funds are open for business each day that both the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). The Tax-Exempt Money Market Fund normally calculates its net asset value ("NAV") on or before 12:00 Noon, Eastern time. Each of the Money Market Fund and the Government Money Market Fund normally calculates its NAV at 2:30 p.m., Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.

Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company reserves the right to reject any purchase order.

                               HOW TO SELL SHARES


             SHARES MAY BE SOLD (REDEEMED) AT THEIR NEXT DETERMINED
         NET ASSET VALUE AFTER RECEIPT OF A PROPER REQUEST BY THE FUNDS
                      DIRECTLY OR THROUGH ANY INSTITUTION.


1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address:

      Harris Insight Funds
      c/o PFPC Inc.
      P.O. Box 8952
      Wilmington, Delaware
      19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES -- SIGNATURE GUARANTEES.

2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at 800.625.7073 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.

3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION -- WIRE REDEMPTION PRIVILEGE below.

4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.

GENERAL REDEMPTION INFORMATION

There is no charge for redemptions, but if you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.

Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.

WIRE REDEMPTION PRIVILEGE. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at 800.625.7073. The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made. For the Tax-Exempt Money Market Fund, if a request is received by the Transfer Agent by 12:00 Noon, Eastern time on a day the Fund and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day. For each of the Money Market Fund and the Government Money Market Fund, if a request is received by the Transfer Agent by 2:30 p.m., Eastern time on a day the Funds and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day.

                         SHAREHOLDER SERVICES & POLICIES


EXCHANGING SHARES. YOU CAN EXCHANGE INSTITUTIONAL SHARES OF A FUND FOR SHARES OF THE OTHER HARRIS INSIGHT FUNDS OFFERING THOSE SHARES. Institutional Shares of any of the Funds that you have held for seven days or more may be exchanged for shares of any other Harris Insight Fund in an identically registered account, provided that Institutional Shares of the Fund to be acquired are registered for sale in your state of residence.

If you would like the ability to exchange shares by telephone, please choose this option when you complete your application. The Funds reserve the right to limit the number of exchanges between Funds, to reject any telephone exchange order or otherwise to modify or discontinue the exchange privilege at any time upon 60 days' written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

SIGNATURE GUARANTEES. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

- A redemption check is to be made payable to anyone other than the shareholder(s) of record.

- A redemption check is to be mailed to an address other than the address of record.

- A redemption amount is to be wired to a bank other than one previously authorized.

At the Funds' discretion, signature guarantees also may be required for other redemptions. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

TELEPHONE TRANSACTIONS. Investors may buy (by bank wire), sell and exchange shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, the telephone redemption or exchange privilege may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in How to Sell Shares.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SHARE CERTIFICATES. Share certificates are not issued.

ELIGIBILITY BY STATE. You may only invest in, or exchange into, Institutional Shares legally available in your jurisdiction of residence.

REPORTS TO SHAREHOLDERS. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call 800.982.8782.

                        HOW THE FUNDS MAKE DISTRIBUTIONS
                        TO SHAREHOLDERS; TAX INFORMATION


      DIVIDENDS FROM EACH OF THE FUNDS ARE DECLARED DAILY AND PAID MONTHLY.
       ANY NET CAPITAL GAINS WILL BE DECLARED AND PAID AT LEAST ANNUALLY. DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS MAY BE INVESTED IN ADDITIONAL
         SHARES OF THE SAME FUND AT NET ASSET VALUE AND CREDITED TO YOUR
        ACCOUNT ON THE PAYMENT DATE OR PAID IN CASH. DISTRIBUTION CHECKS
               AND ACCOUNT STATEMENTS WILL BE MAILED APPROXIMATELY
                    TWO BUSINESS DAYS AFTER THE PAYMENT DATE.


Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund. The Company intends to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes.

Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

Dividends paid by the Tax-Exempt Money Market Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by the Tax-Exempt Money Market Fund are anticipated to be exempt from Federal income taxes.

Shareholders of the Tax-Exempt Money Market Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

The Company will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Transfer Agent.

                               GENERAL INFORMATION


BANKING LAW MATTERS

Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company without violating applicable Federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present Federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in Federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE IS DETERMINED

Net asset value per share is the value of one share of a Fund, which is determined on each Fund Business Day. Net asset value per share of each class is determined by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) allocable to that class by the number of shares of that class outstanding. In order to maintain a stable net asset value of $1.00 per share, each of the Funds uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The net asset value per share of the Tax-Exempt Money Market Fund is determined at 12:00 Noon, Eastern time. The net asset value per share of the Money Market Fund and the Government Money Market Fund is determined at 2:30 p.m., Eastern time.

HOW PERFORMANCE IS REPORTED

From time to time, each of the Funds may advertise its performance. Performance may be quoted in terms of yield, effective yield and total return. The Tax-Exempt Money Market Fund also may advertise its tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 7-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 7-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Money Market Fund, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for the Fund will always exceed that Fund's yield.

From time to time the Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

Total return refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the reinvestment of all dividends and distributions. The total return of each Fund shows what an investment in Institutional Shares of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis.

MORE INFORMATION ABOUT THE COMPANY

The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has five portfolios in operation, including two portfolios not offered in this Prospectus: Harris Insight Equity Fund and Harris Insight Short/Intermediate Bond Fund. The Board of Directors has authorized the Funds to issue two classes of shares, Class A Shares and Institutional Shares. The Company's Board has authorized the other Funds of the Company to issue two classes of shares, Class A and Institutional Shares.

Class A Shares of the Funds, which are offered primarily to retail investors, bear additional expenses. In the future, the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses (including distribution fees), which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at
800.982.8782 or from any institution that makes available shares of the Funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and non-assessable.

As of April 1, 1998, Harris Trust owned of record all or substantially all the Institutional Shares of the Funds and, for purposes of the 1940 Act, may have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

The Company may dispense with annual meetings of shareholders in any year in which Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Directors.

                        APPENDIX A: PERMITTED INVESTMENTS


ASSET-BACKED SECURITIES. The Money Market Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 10% limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

BANK OBLIGATIONS. A Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See FOREIGN SECURITIES.

FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN SECURITIES. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 10% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Company's

Board of Directors, the investment adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the investment adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Company's Board of Directors. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Directors monitors implementation of these guidelines on a periodic basis.

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from Federal income taxes) and which seek to maintain a $1.00 net asset value per share.

Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

MUNICIPAL OBLIGATIONS. The Tax-Exempt Money Market Fund may invest in municipal obligations. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed.

REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements collateralized only by obligations that could otherwise be purchased by the Fund (except with respect to maturity). The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights. A Fund may not enter into a repurchase agreement or reverse repurchase agreement if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than 7 days and in other illiquid securities. The Funds will enter into repurchase agreements only with counterparties that meet guidelines established by the Company's Board of Directors.

SECURITIES WITH PUTS. In order to maintain liquidity, the Funds may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the investment adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government
Securities: obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may include U.S.

Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities may include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a when-issued," "delayed delivery" or "forward commitment" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of bonds, private placements and Government Securities may be sold in this manner.

ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

The Funds may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

                       INVESTMENT ADVISER, ADMINISTRATOR,
                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603


                           PORTFOLIO MANAGEMENT AGENT
                       Harris Investment Management, Inc.
                            190 South LaSalle Street
                             Chicago, Illinois 60603


                        SUB-ADMINISTRATOR AND ACCOUNTING
                       SERVICES AGENT, SUB-TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT
                                    PFPC Inc.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809


                        SUB-ADMINISTRATOR AND DISTRIBUTOR
                             Funds Distributor, Inc.
                           60 State Street, Suite 1300
                           Boston, Massachusetts 02109


                                    CUSTODIAN
                                 PNC Bank, N.A.
                            Broad & Chestnut Streets
                        Philadelphia, Pennsylvania 19101


                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                              30 South 17th Street
                        Philadelphia, Pennsylvania 19103


                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                           Three First National Plaza
                             Chicago, Illinois 60602

                               INVESTMENT ADVISER:
                          Harris Trust and Savings Bank

                           PORTFOLIO MANAGEMENT AGENT:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             Funds Distributor, Inc.


                                   IMPROS 7/98
                                    HIF 1275